                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                         SECURITY EXCHANGE ACT OF 1934



Date of report      November 11, 1999
               -----------------------------------------------------------------



                           NPS PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



          0-23272                                         87-0439579
------------------------------              ------------------------------------
  (Commission File Number)                  (I.R.S. Employer Identification No.)



   420 Chipeta Way, Salt Lake City, Utah                       84108-1256
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)



       (801) 583-4939
--------------------------------------------------------------------------------
(Registrant's Telephone Number, Including Area Code)



       N/A
--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        On November 1, 1999, SmithKline Beecham Corporation purchased 249,000 shares of NPS Pharmaceuticals, Inc. common stock, $.001 par value, for aggregate consideration of $1,946,433.

        The press release is filed as an exhibit to this report and is incorporated herein by reference.

        The press release filed as an exhibit to this report includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about NPS's business contained in the press release is "forward-looking" rather than "historic."

Item 7.   Financial Statements and Exhibits.

     c.   Exhibits

          99.1 Press release, dated November 2, 1999, issued by NPS Pharmaceuticals, Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NPS PHARMACEUTICALS, INC.



Date:  November 11, 1999      /s/ James U. Jensen
                              -------------------
                              James U. Jensen, Vice President

                               INDEX TO EXHIBITS

Exhibit
-------
Number     Description
---------  -----------

99.1       Press release, dated November 2, 1999, issued by NPS
           Pharmaceuticals, Inc.

                                       3